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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the registration statement on Form S-3 (Registration No. 333-39500) and related prospectus supplement of our report dated February 22, 2000 included in R&B Falcon Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in the registration statement and related prospectus supplement.




ARTHUR ANDERSEN LLP

Houston, Texas
October 25, 2000